STRONG SHORT-TERM GLOBAL BOND FUND, INC.
                                  (Registrant)

                               POWER OF ATTORNEY

     Each person whose signature appears below, constitutes and appoints Thomas
P. Lemke, Stephen J. Shenkenberg, and John S. Weitzer, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement on Form N-1A, and any and all amendments thereto, and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes, as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            NAME
                                 TITLE                           DATE
------------------------------  ------------------------------------------  ------------------


/s/ Thomas P. Lemke             Vice President                               February 25, 1999
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Thomas P. Lemke


                                Chairman of the Board (Principal Executive
/s/ Richard S. Strong           Officer) and a Director                      February 25, 1999
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Richard S. Strong


                                Treasurer (Principal Financial and
/s/ Dana J. Russart             Accounting Officer)                          February 25, 1999
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Dana J. Russart



/s/ Marvin E. Nevins            Director                                     February 25, 1999
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Marvin E. Nevins



/s/ Willie D. Davis             Director                                     February 25, 1999
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Willie D. Davis



/s/ William F. Vogt             Director                                     February 25, 1999
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William F. Vogt



/s/ Stanley Kritzik             Director                                     February 25, 1999
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Stanley Kritzik